State of Illinois          )
                           )    SS
County of Cook             )

         KNOW ALL MEN BY THESE PRESENTS that Giorgio Balzer, having an address at Business Mens Assurance Co. of America, BMA Tower, Kansas City, MO, 64141, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Sandra D. Wagman, having an address at CNA, 333 South Wabash, Chicago, IL, 60685, his true and lawful Attorney-in-fact for him and in his name, place and stead to sign and execute in any and all capacities the Form S-1 and any or all amendments to the Form S-1, and to file the same with all exhibits thereto, and other documents in connections therewith, with the Securities and Exchange Commission, giving and granting unto Sandra D. Wagman, said attorney-in-fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that said Attorney-in-fact or her substitutes shall lawfully do or cause to be done by virtue hereof.

         This Power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

         IN WITNESS THEREOF, Giorgio Balzer has hereunto set his hand this 19th day of May, 1998.
                                        /s/ Giorgio Balzer
                                        -------------------------------------
                                        Giorgio Balzer

         I, Patricia Pochron, a Notary Public in and for said county in the state aforesaid, do hereby certify that Giorgio Balzer, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act for the uses and purposes therein set forth.

         Given under my hand and notarial seal this 19th day of May, 1998.

                                        /s/ Patricia Pochron
                                        -------------------------------------
                                        Notary Public

My Commission Expires:  3-7-2001
                      ------------

State of Illinois          )
                           )    SS
County of Cook             )

         KNOW ALL MEN BY THESE PRESENTS that Philip H. Britt, having an address at First Chicago NBD, One First National Plaza, Suite 0085, Chicago, IL, 60670, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Sandra D. Wagman, having an address at CNA, 333 South Wabash, Chicago, IL, 60685, his true and lawful Attorney-in-fact for him and in his name, place and stead to sign and execute in any and all capacities the Form S-1 and any or all amendments to the Form S-1, and to file the same with all exhibits thereto, and other documents in connections therewith, with the Securities and Exchange Commission, giving and granting unto Sandra D. Wagman, said attorney-in-fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that said Attorney-in-fact or her substitutes shall lawfully do or cause to be done by virtue hereof.

         This Power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

         IN WITNESS THEREOF, Philip H. Britt has hereunto set his hand this 19th day of May, 1998.

                                        /s/ Philip H. Britt
                                        -------------------------------------
                                        Philip H. Britt

         I, Patricia Pochron, a Notary Public in and for said county in the state aforesaid, do hereby certify that Philip H. Britt, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act for the uses and purposes therein set forth.

         Given under my hand and notarial seal this 19th day of May, 1998.

                                        /s/ Patricia Pochron
                                        -------------------------------------
                                        Notary Public

My Commission Expires:  3-7-2001
                      -------------

State of Illinois          )
                           )    SS
County of Cook             )

         KNOW ALL MEN BY THESE PRESENTS that Rod F. Dammeyer, having an address at Equity Group Investments, Inc., Two North Riverside Plaza, Suite 600, Chicago, IL, 60606, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Sandra D. Wagman, having an address at CNA, 333 South Wabash, Chicago, IL, 60685, his true and lawful Attorney-in-fact for him and in his name, place and stead to sign and execute in any and all capacities the Form S-1 and any or all amendments to the Form S-1, and to file the same with all exhibits thereto, and other documents in connections therewith, with the Securities and Exchange Commission, giving and granting unto Sandra D. Wagman, said attorney-in-fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that said Attorney-in-fact or her substitutes shall lawfully do or cause to be done by virtue hereof.

         This Power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

         IN WITNESS THEREOF, Rod F. Dammeyer has hereunto set his hand this 19th day of May, 1998.

                                        /s/ Rod F. Dammeyer
                                        -------------------------------------
                                        Rod F. Dammeyer

         I, Patricia Pochron, a Notary Public in and for said county in the state aforesaid, do hereby certify that Rod F. Dammeyer, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act for the uses and purposes therein set forth.

         Given under my hand and notarial seal this 19th day of May, 1998.

                                        /s/ Patricia Pochron
                                        -------------------------------------
                                        Notary Public

My Commission Expires:  3-7-2001
                       --------------

State of Illinois          )
                           )    SS
County of Cook             )

         KNOW ALL MEN BY THESE PRESENTS that Melvin Gray, having an address at Graycor, Inc., 1 Graycor Drive, Homewood, IL, 60430, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint appoint Sandra D. Wagman, having an address at CNA, 333 South Wabash, Chicago, IL, 60685, his true and lawful Attorney-in-fact for him and in his name, place and stead to sign and execute in any and all capacities the Form S-1 and any or all amendments to the Form S-1, and to file the same with all exhibits thereto, and other documents in connections therewith, with the Securities and Exchange Commission, giving and granting unto Sandra D. Wagman, said attorney-in-fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that said Attorney-in-fact or her substitutes shall lawfully do or cause to be done by virtue hereof.

         This Power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

         IN WITNESS THEREOF, Melvin Gray has hereunto set his hand this 19th day of May, 1998.

                                        /s/ Melvin Gray
                                        -------------------------------------
                                        Melvin Gray

         I, Patricia Pochron, a Notary Public in and for said county in the state aforesaid, do hereby certify that Melvin Gray, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act for the uses and purposes therein set forth.

         Given under my hand and notarial seal this 19th day of May, 1998.

                                        /s/ Patricia Pochron
                                        -------------------------------------
                                        Notary Public

My Commission Expires:  3-7-2001
                      --------------

State of Illinois                   )
                                    )    SS
County of Cook                      )

         KNOW ALL MEN BY THESE PRESENTS that Joe P. Kirby, having an address at Western Surety Company, 101 South Phillips Avenue, Sioux Falls, South Dakota, 57102, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Sandra D. Wagman, having an address at CNA, 333 South Wabash, Chicago, IL, 60685, his true and lawful Attorney-in-fact for him and in his name, place and stead to sign and execute in any and all capacities the Form S-1 and any or all amendments to the Form S-1, and to file the same with all exhibits thereto, and other documents in connections therewith, with the Securities and Exchange Commission, giving and granting unto Sandra D. Wagman, said attorney-in-fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that said Attorney-in-fact or her substitutes shall lawfully do or cause to be done by virtue hereof.

         This Power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

         IN WITNESS THEREOF, Joe P. Kirby has hereunto set his hand this 19th day of May, 1998.

                                        /s/ Joe P. Kirby
                                        -------------------------------------
                                        Joe P. Kirby

         I, Patricia Pochron, a Notary Public in and for said county in the state aforesaid, do hereby certify that Joe P. Kirby, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act for the uses and purposes therein set forth.

         Given under my hand and notarial seal this 19th day of May, 1998.


                                        /s/ Patricia Pochron
                                        -------------------------------------
                                        Notary Public

My Commission Expires:  3-7-2001
                      ----------------

State of Illinois          )
                           )    SS
County of Cook             )

         KNOW ALL MEN BY THESE PRESENTS that Roy E. Posner, having an address at 273 Whitman Street, Haworth, NJ, 07641,, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Sandra D. Wagman, having an address at CNA, 333 South Wabash, Chicago, IL, 60685, his true and lawful Attorney-in-fact for him and in his name, place and stead to sign and execute in any and all capacities the Form S-1 and any or all amendments to the Form S-1, and to file the same with all exhibits thereto, and other documents in connections therewith, with the Securities and Exchange Commission, giving and granting unto Sandra D. Wagman, said attorney-in-fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that said Attorney-in-fact or her substitutes shall lawfully do or cause to be done by virtue hereof.

         This Power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

         IN WITNESS THEREOF, Roy E. Posner has hereunto set his hand this 19th day of May, 1998.

                                        /s/ Roy E. Posner
                                        -------------------------------------
                                        Roy E. Posner

         I, Patricia Pochron, a Notary Public in and for said county in the state aforesaid, do hereby certify that Roy E. Posner, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act for the uses and purposes therein set forth.

         Given under my hand and notarial seal this 19th day of May, 1998.

                                        /s/ Patricia Pochron
                                        -------------------------------------
                                        Notary Public

My Commission Expires:  3-7-2001
                      ---------------

State of Illinois          )
                           )    SS
County of Cook             )

         KNOW ALL MEN BY THESE PRESENTS that Adrian M. Tocklin, having an address at 801 Islamorada-Bacopa Bay, 4961 Bacopa Bay South, St. Petersburg, FL,
 33715, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Sandra D. Wagman, having an address at CNA, 333 South Wabash, Chicago, IL, 60685, her true and lawful Attorney-in-fact for her and in her name, place and stead to sign and execute in any and all capacities the Form S-1 and any or all amendments to the Form S-1, and to file the same with all exhibits thereto, and other documents in connections therewith, with the Securities and Exchange Commission, giving and granting unto Sandra D. Wagman, said attorney-in-fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as she might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that said Attorney-in-fact or her substitutes shall lawfully do or cause to be done by virtue hereof.

         This Power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

         IN WITNESS THEREOF, Adrian M. Tocklin has hereunto set her hand this 19th day of May, 1998.

                                        /s/ Adrian M. Tocklin
                                        -------------------------------------
                                        Adrian M. Tocklin

         I, Patricia Pochron, a Notary Public in and for said county in the state aforesaid, do hereby certify that Adrian M. Tocklin, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that she signed and delivered said instrument as her own free and voluntary act for the uses and purposes therein set forth.

         Given under my hand and notarial seal this 19th day of May, 1998.

                                        /s/ Adrian Tocklin
                                        -------------------------------------
                                        Notary Public

My Commission Expires:  3-7-2001
                      ---------------

State of Illinois          )
                           )    SS
County of Cook             )

         KNOW ALL MEN BY THESE PRESENTS that Robert T. Van Gieson, having an address at CNA, 333 South Wabash, Chicago, IL, 60685, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Sandra D. Wagman, having an address at CNA, 333 South Wabash, Chicago, IL, 60685, his true and lawful Attorney-in-fact for him and in his name, place and stead to sign and execute in any and all capacities the Form S-1 and any or all amendments to the Form S-1, and to file the same with all exhibits thereto, and other documents in connections therewith, with the Securities and Exchange Commission, giving and granting unto Sandra D. Wagman, said attorney-in-fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that said Attorney-in-fact or her substitutes shall lawfully do or cause to be done by virtue hereof.

         This Power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

         IN WITNESS THEREOF, Robert T. Van Gieson has hereunto set his hand this 19th day of May, 1998.

                                        /s/ Robert T. Van Gieson
                                        -------------------------------------
                                        Robert T. Van Gieson

         I, Patricia Pochron, a Notary Public in and for said county in the state aforesaid, do hereby certify that Robert T. Van Gieson, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act for the uses and purposes therein set forth.

         Given under my hand and notarial seal this 19th day of May, 1998.

                                        /s/ Patricia Pochron
                                        -------------------------------------
                                        Notary Public

My Commission Expires:  3-7-2001
                      ----------------

State of Illinois          )
                           )    SS
County of Cook             )

         KNOW ALL MEN BY THESE PRESENTS that Mark C. Vonnahme, having an address at CNA Surety Corporation, 333 South Wabash, Chicago, IL, 60685, has made, constituted and appointed and BY THESE PRESENTS, does make, constitute and appoint Sandra D. Wagman, having an address at CNA, 333 South Wabash, Chicago, IL, 60685, his true and lawful Attorney-in-fact for him and in his name, place and stead to sign and execute in any and all capacities the Form S-1 and any or all amendments to the Form S-1, and to file the same with all exhibits thereto, and other documents in connections therewith, with the Securities and Exchange Commission, giving and granting unto Sandra D. Wagman, said attorney-in-fact, full power and authority to do and perform each and every act and thing, requisite and necessary to be done in and about the premises, as fully, to all intents and purposes as he might or could do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that said Attorney-in-fact or her substitutes shall lawfully do or cause to be done by virtue hereof.

         This Power of Attorney shall remain in full force and effect until terminated by the undersigned through the instrumentality of a signed writing.

         IN WITNESS THEREOF, Mark C. Vonnahme has hereunto set his hand this 19th day of May, 1998.

                                        /s/ Mark C. Vonnahme
                                        -------------------------------------
                                        Mark C. Vonnahme

         I, Patricia Pochron, a Notary Public in and for said county in the state aforesaid, do hereby certify that Mark C. Vonnahme, personally known to me to be the same person whose name is subscribed to the foregoing instrument appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act for the uses and purposes therein set forth.

         Given under my hand and notarial seal this 19th day of May, 1998.

                                        /s/ Patricia Pochron
                                        -------------------------------------
                                        Notary Public

My Commission Expires: 3-7-2001
                      ---------------